SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934
Date of Report: May 15, 2003
Saks Credit Card Master Trust (Exact name of registrant as specified in its charter)
HOUSEHOLD FINANCE CORPORATION (Servicer of the Trust) (Exact name as specified in Servicer charter)
Delaware (State or other jurisdiction of incorporation of Servicer)	000-33013 (Commission File Numbers)	Not Applicable (IRS Employer Number)
2700 Sanders Road, Prospect Heights, Illinois (Address of principal executive offices of Servicer)		60070 (Zip Code)
Servicers telephone number, including area code 847/564-5000

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Item 7. FINANCIAL STATEMENTS AND EXHIBITS
Exhibit Number		Exhibit
99

Monthly Servicing Statement with respect to Distribution Date occurring on May 15, 2003 pursuant to Subsection 5.1 (a) of the Series 2001-2 Supplement dated as of July 17, 2001 to the Master Pooling and Servicing Agreement dated as of August 21, 199, as amended, among Saks Credit Corporation as Transferor, HRSI Funding, Inc. III as Successor Transferor, Saks Incorporated as Servicer, Household Finance Corporation as Successor Servicer and Wells Fargo Bank Minnesota, National Associate as trustee, with respect to the Series 2001-2 Certificates.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Servicer has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.
HOUSEHOLD FINANCE CORPORATION, as Servicer of and on behalf of the Saks Credit Card Master Trust (Registrant)

By: /s/ P.D. Schwartz Patrick D. Schwartz Authorized Representative
Dated: May 29, 2003

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EXHIBIT INDEX

Exhibit Number	Exhibit
99

Monthly Servicing Statement with respect to Distribution Date occurring on May 15, 2003 pursuant to Subsection 5.1 (a) of the Series 2001-2 Supplement dated as of July 17, 2001 to the Master Pooling and Servicing Agreement dated as of August 21, 199, as amended, among Saks Credit Corporation as Transferor, HRSI Funding, Inc. III as Successor Transferor, Saks Incorporated as Servicer, Household Finance Corporation as Successor Servicer and Wells Fargo Bank Minnesota, National Associate as trustee, with respect to the Series 2001-2 Certificates.

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